                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 96-1 between the Company and Norwest Bank Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:


1. The Monthly Report for the period from April 1, 1997 to April 30, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of May, 1997.



                                       GREEN TREE FINANCIAL CORP.



                                       BY: /s/ Phyllis A. Knight
                                       ---------------------------
                                       Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%, 6.50%,
                                     7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997

                                          CUSIP#'S   393505-LA8,LB7,LC4,LD2,LE0
                                          TRUST ACCOUNT #13210501
                                          REMITTANCE DATE: 5/15/97

                                                       Total $        Per $1,000
                                                       Amount          Original
                                                    -------------     ----------
Class A Certificates
--------------------
(1a)    Amount available (including Monthly
        Servicing Fee)                              $5,341,998.62

(b)     Class M-1 Interest Deficiency Amount
        (if any) and Class B-1 Interest
        Deficiency Amount (if any) withdrawn
        for prior Remittance Date                            0.00

(c)     Amount Available after giving effect to
        withdrawal of Class M-1 Interest
        Deficiency Amount and B-1 Interest
        Deficiency Amount for prior Remittance
        Date                                        $5,341,998.62

A.      Interest
        (2)  Aggregate Interest
             a. Class A-1 Remittance Rate(5.50%)            5.50%
             b. Class A-1 Interest                     376,385.84     3.13654868
             c. Class A-2 Remittance Rate(5.85%)            5.85%
             d. Class A-2 Interest                     243,750.00     4.87500000
             e. Class A-3 Remittance Rate(6.20%)            6.20%
             f. Class A-3 Interest                     180,833.33     5.16666657
             g. Class A-4 Remittance Rate(6.50%)            6.50%
             h. Class A-4 Interest                     270,833.33     5.41666660
             i. Class A-5 Remittance Rate(7.00%)            7.00%
             j. Class A-5 Interest                     443,041.67     5.83333338

        (3)  Amount applied to:
             a. Unpaid Class A Interest
                Shortfall                                     .00            .00

        (4)  Remaining:
             a. Unpaid Class A Interest
                Shortfall                                     .00            .00

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 2

                         CUSIP#'S   393505-LA8,LB7,LC4,LD2,LE0
                         TRUST ACCOUNT #13210501
                         REMITTANCE DATE: 5/15/97


B.   Principal
    (5)   Formula Principal Distribution
          Amount                             2,780,357.39               N/A
          a. Scheduled Principal               498,079.83               N/A
          b. Principal Prepayments           1,545,812.35               N/A
          c. Liquidated Contracts              736,465.21               N/A
          d. Repurchases                              .00               N/A

    (6)   Pool Scheduled Principal
           Balance                         358,106,942.78      898.03610779

    (6a)  Pool Factor                           .89803611

    (7)   Unpaid Class A Principal
           Shortfall (if any)following
           prior Remittance date                      .00

    (8)   Class A Percentage for such Remittance
           Date                                     91.16%

    (9)   Class A Percentage for the following
           Remittance Date                          91.09%

   (10)   Class A Principal Distribution:
          a. Class A-1                       2,780,357.39       23.16964492
          b. Class A-2                                .00               .00
          c. Class A-3                                .00               .00
          d. Class A-4                                .00               .00
          e. Class A-5                                .00               .00

   (11)   Class A-1 Principal Balance       79,340,189.78      661.16824817
   (11a)        Class A-1 Pool Factor           .66116825

   (12)   Class A-2 Principal Balance       50,000,000.00      1000.0000000
   (12a)        Class A-2 Pool Factor          1.00000000

   (13)   Class A-3 Principal Balance       35,000,000.00      1000.0000000
   (13a)        Class A-3 Pool Factor          1.00000000

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 3



                         CUSIP#'S   393505-LA8,LB7,LC4,LD2,LE0
                         TRUST ACCOUNT #13210501
                         REMITTANCE DATE: 5/15/97

(14)     Class A-4 Principal Balance                50,000,000.00   1000.0000000
(14a)    Class A-4 Pool Factor                         1.00000000

   (15)  Class A-5 Principal Balance                75,950,000.00   1000.0000000
   (15a) Class A-5 Pool Factor                         1.00000000

   (16)  Unpaid Class A Principal Shortfall
         (if any) following current Remittance
         Date                                                 .00

C.       Aggregate Scheduled Balances and Number of Delinquent
         Contracts as of Determination Date

   (17)  31-59 days                                  4,319,973.84            130

   (18)  60 days or more                             4,669,905.20            126

   (19)  Current Month Repossessions                   965,743.00             36

   (20)  Repossession Inventory                      4,353,403.40            128

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in February 2000)

   (21)  Average Sixty-Day Delinquency Ratio Test

        (a)  Sixty-Day Delinquency Ratio for current
             Remittance Date                                               1.30%

        (b)  Average Sixty-Day Delinquency Ratio (arithmetic
             average of ratios for this month and two preceding
             months; may not exceed 3.5%)                                  1.24%

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 4


                     CUSIP#'S   393505-LA8,LB7,LC4,LD2,LE0
                     TRUST ACCOUNT #13210501
                     REMITTANCE DATE: 5/15/97



(22)     Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                             1.21%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5.5%)                                1.13%

(23)     Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from February 1, 2000 to
         January 31, 2001, 6.5% from February 1, 2001 to
         January 31, 2002, 8.5% from February 1, 2002 to
         January 31, 2003 and 9.5% thereafter)                       0.35%

(24)     Current Realized Losses Test

     (a) Current Realized Losses for current Remittance Date 282,619.72

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                       0.86%

(25)     Class M-1 Principal Balance Test

     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (may not
         exceed 25.5%)                                              18.79%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT          CUSIP#'S 393505LF7
                                  APRIL 1997            TRUST ACCOUNT #13210501
                                    Page 5              REMITTANCE DATE: 5/15/97

(26)       Class B Principal Balance Test

       (a) Class B Principal Balance (before any
           distributions on current Remittance Date)
           as of such Remittance date greater than
           $7,975.335.00                                                    .00%

       (b) Class B Principal Balance (before any
           distributions on current Remittance Date)
           divided by pool Scheduled Principal Balance
           as of preceding Remittance Date is
           equal to or greater than 12.00%                                 8.84%


                                                       Total $        Per $1,000
                                                       Amount         Original
                                                    -------------     ----------

CLASS M1 CERTIFICATES
---------------------
(27)   Amount available (including Monthly
       Servicing Fee)                                1,046,797.06


A.     Interest
(28)   Aggregate interest

       a.  Class M-1 Remittance Rate (7.00%,
           unless Weighted Average Contract
           Rate is below 7.00%)                             7.00%

       b.  Class M-1 Interest                          209,416.67     5.83333343

(29)   Amount applied to Class M-1 Interest
        Deficiency Amount                                     .00              0

(30)   Remaining unpaid Class M-1 Interest
        Deficiency Amount                                     .00              0

(31)   Amount Applied to:
       a.    Unpaid Class M-1 Interest Shortfall              .00              0

(32)   Remaining:
       a.    Unpaid Class M-1 Interest Shortfall              .00              0

B.     Principal
(33)   Formula Principal Distribution Amount
       a.    Scheduled Principal                              .00            N/A
       b.    Principal Prepayments                            .00            N/A
       c.    Liquidated Contracts                             .00            N/A
       d.    Repurchases                                      .00            N/A

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.95%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 6

                            CUSIP#'S 393505LG5,LH3
                           REMITTANCE DATE: 5/15/97

(34) Class M-1 Principal Balance                  35,900,000.00   1000.00000000
(34a)Class M-1 Pool Factor                           1.00000000
(35) Class M-1 Percentage for such Remittance
     Date                                                   .00%
(36) Class M-1 Percentage for the following
     Remittance Date                                        .00%
(37) Class M-1 Principal Distribution:
     a. Class M-1 (current)                                 .00      0.00000000
     b. Unpaid Class M-1 Principal Shortfall
        (if any) following prior Remittance Date            .00

(38) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance
     Date                                                   .00

                                                Total $      Per $1,000
                                                 Amount       Original
                                               ----------    ----------
Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                            837,380.39

(2)  Class B-1 Remittance Rate (6.95% unless
     Weighted Average Contract Rate is
     below 6.95%)                                   6.95%

(3)  Aggregate Class B1 Interest                92,377.08    5.79166646

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                            .00           .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                               .00           .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date         .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.95%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997            CUSIP#'S 393505LG5,LH3
                                    Page 7              REMITTANCE DATE: 5/15/97

(8a)   Class B Percentage for such Remittance Date                           .00

(8b)   Class B Percentage for the following
       Remittance Date                                                       .00

(9)    Current Principal(Class B Percentage of
       Formula Principal Distribution Amount)                                .00

(10a)  Class B1 Principal Shortfall                                          .00

(10b)  Unpaid Class B1 Principal Shortfall                                   .00

(11)   Class B Principal Balance                                   31,916,753.00

(12)   Class B1 Principal Balance                                  15,950,000.00


                                                     Total $          Per $1,000
Class B2 Certificates                                Amount            Original
---------------------                               ---------         ----------

(13)   Remaining Amount Available                   745,003.31

(14)   Class B-2 Remittance Rate (7.30%
       unless Weighted Average Contract
       Rate is less than 7.30%)                          7.30%

(15)   Aggregate Class B2 Interest                   97,131.08        6.08333329

(16)   Amount applied to Unpaid Class
       B2 Interest Shortfall                               .00               .00

(17)   Remaining Unpaid Class B2
       Interest Shortfall                                  .00               .00

(18)   Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance
       Date                                                .00

(19)   Class B2 Principal Liquidation Loss Amount          .00

(20)   Class B2 Principal (zero until Class
       B1 paid down; thereafter, Class B
       Percentage of Formula Principal
       Distribution Amount)                                .00

(21)   Guarantee Payment                                   .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.95%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 8               CUSIP#'S 393505LG5,LH3
                                                         REMITTANCE DATE:5/15/97

(22)  Class B2 Principal Balance                       15,966,753.00

(23)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive at
      Amount Available if the Company or Green
      Financial Corporation is not the
      Servicer; deducted from funds remaining
      after payment of Class A Distribution
      Amount, Class M-1 Distribution Amount,
      Class B-1 Distribution Amount and Class
      B-2 Distribution Amount; if the Company
      or Green Tree Financial Corporation
      is the Servicer)                                    150,369.71

(24)  Class C Residual Payment                            497,502.52

(25)  Class M-1 Interest Deficiency on such
      Remittance Date                                            .00

(26)  Class B-1 Interest Deficiency on such
      Remittance Date                                            .00

(27)  Repossessed Contracts                               965,743.00

(28)  Repossessed Contracts Remaining
      in Inventory                                      4,353,403.40

(29)  Weighted Average Contract Rate                         9.78624